[PHOTO OMITTED]

                   FREMONT MUTUAL FUNDS, INC.
                   -------------------------------------------------------------
                   INSTITUTIONAL U.S. MICRO-CAP ANNUAL REPORT | OCTOBER 31, 2000

                                                   fremont
                                                     FREMONT INVESTMENT ADVISORS

--------------------------------------------------------------------------------
A MESSAGE FROM MICHAEL H. KOSICH,
PRESIDENT OF FREMONT MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------

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Dear Fellow Shareholder,

Greed and fear are said to be the two dominant emotions impacting investor behavior. During the first four months of this reporting period, greed held sway, with investors "chasing" exceptional returns in technology stocks. In early March, greed gave way to fear-first, that valuations were simply too high, and in mid-summer, that third quarter earnings would fail to live up to expectations. Indeed, several high profile U.S. multi-nationals and leading technology companies either reported disappointing third quarter earnings or warned that future earnings were not going to meet consensus estimates. With the exception of brief rallies in August and the last week of October, stocks trended lower from late spring through the end of fiscal 2000. We witnessed a similar performance pattern in international equities markets, which were confronted by additional challenges, most notably rapidly rising oil prices and a plummeting euro.

As I write, global stock markets continue to flounder as investors wrestle with a host of economic and market issues. Our equities funds' portfolio managers face the same challenge -- interpreting economic and market trends and deciding how best to respond to the changing environment. They will share their current thoughts with you in the following Annual Report. As should be expected, the managers have different opinions on these issues and favor different investment strategies. But, they all agree that over the long term, the financial markets will reward investors for their discipline and patience.

Highlights this year include Money Magazine citing the Fremont U.S. Small Cap Fund as one of the top 100 mutual funds in its June, 2000 issue and Mutual Funds Magazine pronouncing the Fremont Bond Fund as one of the top 10 funds to buy in 2001 in its recently published December, 2000 issue.

On October 4, 2000, Fremont Investment Advisors announced the appointment of Nancy Tengler, the former President and Chief Investment Officer of Global
Alliance Value Investors, Ltd., as its new President and CIO. Nancy brings a wealth of experience and an admirable track record of investment success to the FIA team. In 2001, we plan to offer a new value oriented growth fund with Nancy Tengler at the helm.

After more than 30 years in the investment business, I've decided to retire at year-end. Nancy will also be succeeding me as President of Fremont Funds. I have enjoyed my tenure at Fremont and am confident I am leaving the firm in good hands.

Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich
President

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Fund Profile and Letter to Shareholders                                        2
Report of Independent Accountants                                              4
Schedule of Investments in Securities and Net Assets                           5

FINANCIAL STATEMENTS

Statement of Assets and Liabilities                                            7
Statement of Operations                                                        7
Statements of Changes in Net Assets                                            8

FINANCIAL HIGHLIGHTS                                                           9

NOTES TO FINANCIAL STATEMENTS                                                 10

TAX DESIGNATION                                                               12

--------------------------------------------------------------------------------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
--------------------------------------------------------------------------------

Portfolio Manager
Robert E. Kern, Jr.
Kern Capital Management LLC

[PHOTO OMITTED]

Robert E. Kern, Jr.

FUND PROFILE

The U.S. micro-cap stock market is a breeding ground for entrepreneurially-managed companies with exceptional growth prospects. With minimal Wall Street research coverage and low institutional ownership, micro-cap stocks represent the least efficient sector of the domestic equities market. This inefficiency creates attractive investment opportunities for the research-driven stock pickers managing the Fremont Institutional U.S. Micro-Cap Fund.

Since the investment potential of micro-cap stocks is largely determined by the business prospects for individual companies rather than macro-economic trends, the Fund's focus is on bottom-up stock selection. Fund management analyzes financial statements, the company's competitive position, and meets with key corporate decision makers to discuss strategies for future growth.

Robert E. Kern, Jr. is nationally recognized as a pioneer and leading practitioner of micro-cap research and portfolio management.

TO OUR SHAREHOLDERS

For the six and twelve month periods ended October 31, 2000, the Fremont Institutional U.S. Micro-Cap Fund declined 0.20% and gained 60.36% compared to the Russell 2000's 1.10% loss and 17.40% gain. We are pleased to have delivered positive returns in what has been a very challenging year for micro-cap stock investors.

The Fund has a history of excelling in rising markets and holding up sufficiently well during declines to produce attractive returns through the micro-cap market cycle. This has translated into excellent long term performance versus our benchmark index. This performance pattern repeated itself in fiscal 2000. The Fund achieved exceptional absolute and relative returns in the first four months of this reporting period. Over the balance of the fiscal year, our returns did not compare favorably to the benchmark index. However, by fiscal year end, we posted positive results and maintained our performance lead.

In first half fiscal 2000, our technology investments performed impressively and our healthcare holdings contributed to returns. Our consumer and services investments lagged. Although we began significantly reducing our tech sector weighting at the beginning of second half fiscal 2000, we still suffered the consequences of significant exposure to the weakest sector of the market. Our healthcare investments continued to perform relatively well in the second half, but our consumer and services holdings continued to stumble.

We have been through challenging markets before, most recently in the first three quarters of calendar 1998, when micro-cap stocks declined sharply. Our response to this difficult market was to concentrate the portfolio in stocks we had the highest degree of confidence in and believed would perform best when the market turned around. This worked to our advantage in the fourth quarter of 1998 and through all of 1999, a period in which the Fund posted impressive returns. We are currently laying the groundwork for good gains when the micro-cap stock market recovers from its present malaise. Let me give two examples of the kind of stocks we believe will help propel performance in the years ahead.

Two of the Fund's larger holdings, Spectra-Physics Lasers (SPLI) and Zygo Corporation (ZIGO), are established companies with similar growth drivers. Both companies are well positioned to participate in the explosive long-term growth forecasted for fiber optic-based telecommunications. SPLI has leveraged its strong position in high-power lasers and optical coatings to develop next generation products for the telecommunications industry. ZIGO has combined its knowledge of precision optics, metrology and motion control with a recent acquisition's high-volume, precision-manufacturing skills to potentially revolutionize the way optical components are manufactured. While neither firms' share price has been spared in this latest tech fallout, both companies' businesses remain on track and are expected to rebound with a turn in the stock market.

The reduction in our technology exposure from nearly 40% of assets at the peak to 26% of assets at the close of this reporting period, was the only major shift in sector weighting during second half fiscal 2000. Historically, the Fund's technology weighting has ranged from a high of around 40% to a low of approximately 20%. The fact that we are now in the lower end of that range reflects our concern that we may continue to see valuations in the tech sector decline to come more in line with current fundamentals. Healthcare now represents 13% of assets, consumer stocks 18%, services 12% and special situations 10%. The remaining 21% is in cash reserves. We believe this "dry powder" will allow us to take maximum advantage of opportunities evolving in the micro-cap market.

2 FREMONT MUTUAL FUNDS

Once the dust settles, we will probably use much of this cash to rebuild our technology sector commitments.

In closing, volatility in the micro-cap market is a fact of life. We can live with that. We will make adjustments in response to changing fundamentals and valuations in the different sectors represented in the portfolio. We will use cash reserves as a defensive weapon during difficult markets and an offensive weapon in more fertile investment environments. However our primary focus will remain on identifying the most promising businesses in the five most innovative sectors of the economy. This basic strategy has served us well for a long time and we believe will continue to generate superior returns in the future.

Sincerely,

/s/ Robert E Kern, Jr.

Robert E Kern, Jr.
Portfolio Manager

--------------------------------------------------------------------------------
FREMONT INSTITUTIONAL
U.S. MICRO-CAP FUND SECTOR
DIVERSIFICATION AS OF 10/31/00
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Short-Term Securities            (20.6%)
Health Care                      (13.2%)
Business Equipment & Services    (12.5%)
Technology (Components)          (10.8%)
Technology (Equipment)            (9.7%)
Retail                            (7.8%)
Consumer Services                 (7.5%)
Technology (Software)             (5.2%)
Capital Goods                     (4.1%)
Consumer Non-Durables             (2.3%)
Other                             (6.3%)

ANNUAL RETURNS

11/01/88-10/31/89          +25.28%
11/01/89-10/31/90          -10.25%
11/01/90-10/31/91          +84.70%
11/01/91-10/31/92           -0.65%
11/01/92-10/31/93          +42.08%
11/01/93-10/31/94          -10.62%
11/01/94-10/31/95          +29.21%
11/01/95-10/31/96          +41.99%
11/01/96-10/31/97          +34.19%
11/01/97-10/31/98          -21.03%
11/01/98-10/31/99         +118.10%
11/01/99-10/31/00          +60.36%


TOP TEN HOLDINGS

Boston Communications Group, Inc. ..   3.3%
Anaren Microwave, Inc. .............   2.6%
TeleTech Holdings, Inc. ............   2.5%
COMARCO, Inc. ......................   2.5%
Zygo Corp. .........................   2.3%
Endocare, Inc. .....................   2.3%
Gene Logic, Inc. ...................   2.3%
ArthroCare Corp. ...................   2.2%
Aaon, Inc. .........................   2.1%
Nucentrix Broadband Networks, Inc. .   2.1%
     TOTAL .........................  24.2%

AVERAGE ANNUAL RETURNS
FOR PERIODS ENDED 10/31/00

1 Year      5 Years      10 Years
---------------------------------
60.36%       39.38%       31.82%

GROWTH OF $10,000(1)

[GRAPHIC OMITTED]

                                             10/31/00
                                             --------
Fremont Institutional U.S. Micro-Cap Fund    $178,164
Russell 2000 Index                           $ 40,859

1 Assumes initial investment of $10,000 on November 1, 1988. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Performance for the Fremont Institutional U.S. Micro-Cap Fund reflects the performance of the post-venture fund of Fund A of the Bechtel Trust & Thrift, whose assets were transferred into the Fremont Institutional U.S. Micro-Cap Fund on 8/6/97, net of actual fees and expenses. The post-venture fund imposed higher fees and expenses than that of the Fremont Institutional U.S. Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index. The returns shown were achieved during a period of generally rising market values, especially in the technology sector. Investors should not expect that such favorable returns can be achieved consistently. Investments in newly emerging companies are subject to erratic earning patterns, competitive conditions within the industry, limited earnings history and the reliance on one or a limited number of products.

                                                          FREMONT MUTUAL FUNDS 3

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Fremont Mutual Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities and net assets, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Fremont Institutional U.S. Micro-Cap Fund (one of the portfolios constituting Fremont Mutual Funds, Inc.) (hereafter referred to as the "Fund"), at October 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial high-lights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California
December 19, 2000

4 FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

                                                                       Value
     Shares    Security Description                                   (Note 1)
--------------------------------------------------------------------------------

STOCKS 77.6%

BUSINESS EQUIPMENT & SERVICES 12.5%

*    79,300    Agency.com, Inc.                                     $    832,650
*   333,200    Boston Communications Group, Inc.                       7,871,850
*    53,400    Bright Horizons Family Solutions, Inc.                  1,335,000
*    49,400    Corporate Executive Board Co.                           2,278,575
*    34,900    CoStar Group, Inc.                                      1,090,625
*   263,400    Datalink Corp.                                          3,160,800
*    60,200    Infocrossing, Inc.                                        756,262
*   156,600    Media 100, Inc.                                         1,546,425
*    40,400    Shuffle Master, Inc.                                      906,475
*   360,200    Spectrum Control, Inc.                                  4,457,475
*   214,400    TeleTech Holdings, Inc.                                 5,949,600
                                                                    ------------
                                                                      30,185,737
                                                                    ------------

CAPITAL GOODS 4.1%

*   242,500    Aaon, Inc.                                              5,122,812
*    96,700    IMPCO Technologies, Inc.                                1,903,781
*    68,300    Oshkosh Truck Corp.                                     2,808,837
                                                                    ------------
                                                                       9,835,430
                                                                    ------------

CONSUMER DURABLES 0.3%

*   138,600    Jore Corp.                                                814,275
                                                                    ------------
                                                                         814,275
                                                                    ------------

CONSUMER NON-DURABLES 2.3%

*    18,200    Concord Camera Corp.                                      563,062
     67,000    K-Swiss, Inc.                                           1,842,500
*   148,300    McNaughton Apparel Group, Inc.                          2,039,125
*    61,700    Universal Electronics, Inc.                             1,133,737
                                                                    ------------
                                                                       5,578,424
                                                                    ------------

CONSUMER SERVICES 7.5%

*   173,850    American Classic Voyages Co.                            2,401,303
*   353,000    Cash America International, Inc.                        1,831,187
*   170,100    Championship Auto Racing Teams, Inc.                    4,231,237
*    72,400    Internet.com Corp.                                      1,506,825
*   394,000    Lojack Corp.                                            3,152,000
*   222,000    Nucentrix Broadband Networks, Inc.                      5,022,750
                                                                    ------------
                                                                      18,145,302
                                                                    ------------

ENERGY 1.1%

*   301,400    Newpark Resources, Inc.                                 2,712,600
                                                                    ------------
                                                                       2,712,600
                                                                    ------------

HEALTH CARE 13.2%

*   238,500    ArthroCare Corp.                                        5,410,969
*   253,100    eBenX, Inc.                                             3,021,381
*   203,300    Eclipsys Corp.                                          5,018,969
*   313,100    Endocare, Inc.                                          5,537,956
*   233,300    Fusion Medical Technologies, Inc.                       1,924,725
*   251,600    Gene Logic, Inc.                                        5,488,025
*   239,400    Innerdyne, Inc.                                         1,675,800
*   104,600    NeoPharm, Inc.                                          3,791,750
                                                                    ------------
                                                                      31,869,575
                                                                    ------------

RAW MATERIALS 0.3%

    101,900    Northern Technologies International Corp.            $    706,931
                                                                    ------------
                                                                         706,931
                                                                    ------------

RETAIL 7.8%

*    57,200    Bebe Stores, Inc.                                         872,300
*   125,600    Buca, Inc.                                              1,962,500
*    64,600    Electronics Boutique Holdings Corp.                     1,009,375
*    46,000    Finish Line, Inc. (Class A)                               350,750
*   241,300    Genesco, Inc.                                           4,283,075
*   129,800    Good Guys, Inc.                                           762,575
*   278,900    Gymboree Corp.                                          2,492,669
*   223,900    Intertan, Inc.                                          2,476,894
*    68,500    Quicksilver, Inc.                                       1,310,063
*    63,000    Stein Mart, Inc.                                          976,500
*    42,600    The Buckle, Inc.                                          716,213
*    59,500    The Children's Place Retail Stores, Inc.                1,543,281
                                                                    ------------
                                                                      18,756,195
                                                                    ------------

SHELTER 1.3%

*   292,900    Modtech Holdings, Inc.                                  3,112,063
                                                                    ------------
                                                                       3,112,063
                                                                    ------------

TECHNOLOGY (COMPONENTS) 10.8%

*    59,650    Anaren Microwave, Inc.                                  6,203,600
*   169,700    California Amplifier, Inc.                              4,242,500
*   331,600    California Micro Devices Corp.                          4,207,175
*   122,100    Microsemi Corp.                                         4,884,000
*   158,800    Parlex Corp.                                            2,540,800
*    15,100    Sage, Inc.                                                200,075
*   109,800    Spectra-Physics Lasers, Inc.                            3,877,313
                                                                    ------------
                                                                      26,155,463
                                                                    ------------

TECHNOLOGY (EQUIPMENT) 9.7%

     93,700    BEI Technologies, Inc.                                  3,338,063
*   306,900    COMARCO, Inc.                                           5,927,006
*   278,800    Micro Component Technology, Inc.                        1,254,600
*   187,700    Netopia, Inc.                                           2,041,238
*   279,500    Repeater Technologies, Inc.                               978,250
*   120,800    Rimage Corp.                                            1,208,000
*   214,100    RIT Technologies Ltd.                                   1,920,209
*    73,200    Trikon Technologies, Inc.                               1,203,225
*   114,700    Zygo Corp.                                              5,677,650
                                                                    ------------
                                                                      23,548,241
                                                                    ------------

TECHNOLOGY (SOFTWARE) 5.2%

*   112,000    Exigent International, Inc.                               227,500
*   120,000    MDSI Mobile Data Solutions, Inc.                        1,545,000
*   116,900    Novadigm, Inc.                                          1,169,000
*   153,900    PC-Tel, Inc.                                            2,654,775
*   161,100    Primus Knowledge Solutions, Inc.                        1,308,938
*   137,500    Princeton Video Image, Inc.                               601,563
*   212,500    Puma Technology, Inc.                                   2,882,031
*   135,900    Take-Two Interactive Software, Inc.                     1,690,256
*    48,600    VocalTec Communications Ltd.                              413,100
                                                                    ------------
                                                                      12,492,163
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

                                                          FREMONT MUTUAL FUNDS 5

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                October 31, 2000

SCHEDULE OF INVESTMENTS IN SECURITIES AND NET ASSETS

  Shares/                                                              Value
Face Amount    Security Description                                   (Note 1)
--------------------------------------------------------------------------------

UTILITIES 1.5%

*   338,500    Cadiz, Inc.                                          $  3,596,563
                                                                    ------------
                                                                       3,596,563
                                                                    ------------

TOTAL STOCKS (Cost $174,836,153)                                     187,508,962
                                                                    ------------

SHORT-TERM INVESTMENTS 20.6%

$10,000,000    Associates Corp. of North America,
                 6.620%,(a) 11/01/00                                  10,000,000
 39,838,188    Repurchase Agreement,
                 State Street Bank and Trust Co.,
                 5.980%, 11/01/00
                 (Maturity Value $39,844,805)
                 (Cost $39,838,188) Collateral:
                 FNMA, 6.360%, 04/09/09                               39,838,188
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $49,838,188)                       49,838,188
                                                                    ------------

TOTAL INVESTMENTS (Cost $224,674,341), 98.2%                         237,347,150
                                                                    ------------

OTHER ASSETS AND LIABILITIES, NET, 1.8%                                4,307,023
                                                                    ------------

NET ASSETS, 100.0%                                                  $241,654,173
                                                                    ============

*    Non-income producing security.
(a)  Represents discount rate or yield to maturity at the date of acquisition.

The accompanying notes are an integral part of these financial statements.

6 FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
(All numbers in thousands except net asset value per share)

ASSETS:

    Investments in securities at cost                                $  184,836
    Repurchase agreement at cost                                         39,838
                                                                     ----------
         TOTAL INVESTMENTS AT COST                                   $  224,674
                                                                     ==========

    Investments in securities at value                               $  197,509
    Repurchase agreement at value                                        39,838
    Dividends and interest receivable                                        17
    Receivable for securities sold                                        4,415
    Receivable from sale of fund shares                                   2,277
    Other assets                                                             26
                                                                     ----------
         TOTAL ASSETS                                                   244,082
                                                                     ----------

LIABILITIES:

    Payable for securities purchased                                      1,266
    Payable for fund shares redeemed                                        920
    Accrued expenses:
         Investment advisory, administrative
           and distribution fees                                            229
         Other                                                               13
                                                                     ----------
         TOTAL LIABILITIES                                                2,428
                                                                     ----------

NET ASSETS                                                           $  241,654
                                                                     ==========

Net assets consist of:
    Paid in capital                                                  $  212,728
    Undistributed net investment income                                      20
    Unrealized appreciation on investments                               12,673
    Accumulated net realized gain                                        16,233
                                                                     ----------

NET ASSETS                                                           $  241,654
                                                                     ==========

SHARES OF CAPITAL STOCK OUTSTANDING                                      13,915
                                                                     ==========

NET ASSET VALUE PER SHARE                                            $    17.37
                                                                     ==========


STATEMENT OF OPERATIONS
Year Ended October 31, 2000
(All numbers in thousands)

INVESTMENT INCOME:

    Interest                                                         $    3,386
    Dividends                                                                58
                                                                     ----------
         TOTAL INCOME                                                     3,444
                                                                     ----------
EXPENSES:

    Investment advisory and
      administrative fees                                                 2,552
    Shareholder servicing fees                                               40
    Custody fees                                                             59
    Accounting fees                                                          39
    Audit and legal fees                                                     31
    Directors' fees                                                          12
    Registration fees                                                        17
    Reports to shareholders                                                   7
    Recouped by management                                                    6
    Other                                                                    16
                                                                     ----------

    TOTAL EXPENSES BEFORE REDUCTIONS                                      2,779
         Earned custody credit                                               (5)
                                                                     ----------
         TOTAL NET EXPENSES                                               2,774
                                                                     ----------

         NET INVESTMENT INCOME                                              670

REALIZED AND UNREALIZED GAIN (LOSS)
FROM INVESTMENTS:

    Net realized gain from:
      Investments                                                        65,700

    Net unrealized depreciation on:
      Investments                                                       (10,774)
                                                                     ----------

    Net realized and unrealized gain
      from investments                                                   54,926
                                                                     ----------

         NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS                                   $   55,596
                                                                     ==========

                                                          FREMONT MUTUAL FUNDS 7

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 2000 AND 1999
(All numbers in thousands)

                                                            2000         1999
                                                          --------     --------
INCREASE (DECREASE) IN NET ASSETS:
     From operations:
         Net investment income (loss)                     $    670     $   (342)
         Net realized gain from investments                 65,700       20,874
         Net unrealized appreciation (depreciation)
           on investments                                  (10,774)      27,929
                                                          --------     --------
            Net increase in net assets from operations      55,596       48,461
                                                          --------     --------
     Distributions to shareholders from:
         Net investment income                                (650)          --
         Net realized gains                                (50,131)     (16,721)
                                                          --------     --------
            Total distributions to shareholders            (50,781)     (16,721)
                                                          --------     --------
     From capital share transactions:
         Proceeds from shares sold                         213,074       30,562
         Reinvested dividends                               44,890       15,424
         Payments for shares redeemed                     (126,096)     (10,102)
                                                          --------     --------
         Net increase in net assets
           from capital share transactions                 131,868       35,884
                                                          --------     --------
            Net increase in net assets                     136,683       67,624

Net assets at beginning of period                          104,971       37,347
                                                          --------     --------
NET ASSETS AT END OF PERIOD                               $241,654     $104,971
                                                          ========     ========
Undistributed net investment income                       $     20     $     --
                                                          ========     ========
CAPITAL TRANSACTIONS IN SHARES:
         Sold                                                9,462        2,321
         Reinvested dividends                                2,577        1,180
         Redeemed                                           (5,797)        (797)
                                                          --------     --------
            Net increase from capital share transactions     6,242        2,704
                                                          ========     ========

The accompanying notes are an integral part of these financial statements.

8 FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

FINANCIAL HIGHLIGHTS                                      Year Ended October 31
--------------------------------------------------------------------------------               Period from
                                                                                           August 4, 1997(1) to
                                                   2000            1999            1998      October 31, 1997
                                                ----------      ----------      ----------      ----------

SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD

NET ASSET VALUE, BEGINNING OF PERIOD            $    13.68      $     7.52      $     9.78      $    10.00
                                                ----------      ----------      ----------      ----------

INCOME FROM INVESTMENT OPERATIONS
    Net investment income (loss)                       .06            (.04)           (.04)             --
    Net realized and unrealized gain (loss)           8.19            8.80           (1.98)            .09
                                                ----------      ----------      ----------      ----------
         Total investment operations                  8.25            8.76           (2.02)            .09
                                                ----------      ----------      ----------      ----------

LESS DISTRIBUTIONS
    From net investment income                        (.06)             --              --              --
    From net realized gains                          (4.50)          (2.60)           (.24)           (.31)
                                                ----------      ----------      ----------      ----------
         Total distributions                         (4.56)          (2.60)           (.24)           (.31)
                                                ----------      ----------      ----------      ----------

    NET ASSET VALUE, END OF PERIOD              $    17.37      $    13.68      $     7.52      $     9.78
                                                ==========      ==========      ==========      ==========

TOTAL RETURN(2)                                      60.36%         118.10%         -21.03%            .90%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)    $  241,654      $  104,971      $   37,347      $   40,545
    Ratio of net expenses to average net
      assets(3)                                       1.25%           1.25%           1.25%           1.25%*
    Ratio of gross expenses to average net
      assets(3)                                       1.24%           1.35%           1.38%           1.49%*
    Ratio of net investment income (loss)
      to average net assets                            .30%           -.53%           -.44%           -.21%*
    Portfolio turnover rate                            123%            155%            187%             28%

1    Fund's date of inception
2 Total return would have been lower had the advisor not waived and/or reimbursed expenses.
3    See note 2 of "Notes to Financial Statements."
*    Annualized

The accompanying notes are an integral part of these financial statements.

                                                          FREMONT MUTUAL FUNDS 9

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                Notes To Financial Statements -- October 31, 2000

1.   SIGNIFICANT ACCOUNTING POLICIES

          Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in eleven series, one of which, the Institutional U.S. Micro-Cap Fund (the "Fund"), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

          The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles for investment companies.

     A.   SECURITY VALUATION

          Investments are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined in good faith by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value.

     B.   SECURITY TRANSACTIONS

          Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and Federal income tax purposes.

     C.   INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

          Dividends are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date. The Investment Company accounts for the assets of the Fund and allocates general expenses of the Investment Company to the Fund based upon the relative net assets of the Fund or the nature of the services performed and their applicability to the Fund.

     D.   INCOME TAXES

          The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. The Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in the prospectus.

          Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are primarily due to differing treatments for losses deferred due to wash sale rules.

          Permanent differences will be reclassified to paid in capital. Temporary differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

     E.   ACCOUNTING ESTIMATES

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense for the reporting period. Actual results could differ from those estimates.

     F.   REPURCHASE AGREEMENTS

          As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain on a daily basis, with the Fund's custodian, collateral equal to at least 100% of the repurchase price, including accrued interest. At October 31, 2000, all outstanding repurchase agreements held by the Fund, had been entered into on October 31, 2000.

10 FREMONT MUTUAL FUNDS

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                Notes To Financial Statements -- October 31, 2000

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

          INVESTMENT ADVISOR

          The Fund has entered into an investment management and administrative services agreement with Fremont Investment Advisors, Inc. (the "Advisor"), a majority-owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a management fee based on the average daily net assets of the Fund at an annual rate of 1.15%.

          The Advisor has agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets until March 1, 2001. The Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable by the Fund until payment is probable. At October 31, 2000, the Advisor recouped $5,654 of reimbursed expenses. At October 31, 2000, the cumulative unrecouped reimbursements totaled $125,804. The Advisor may recoup $63,711 of the above amount no later than October 31, 2001 and $62,093 no later than October 31, 2002.

          State Street Bank & Trust Company ("State Street") serves as custodian and investment accounting agent for the Fund. All fees charged by State Street are paid by the Fund, subject to the limitations listed above. Fees for custody services are subject to reductions by credits earned on the cash balances of the Fund held by State Street as custodian.

          Ratios of expenses have been disclosed both before and after the impact of these various waivers, reimbursements and credits under the Fund's Financial Highlights table.

          OTHER RELATED PARTIES

          At October 31, 2000, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 31% of the Fund.

          Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3.   PURCHASES AND SALES OF INVESTMENT SECURITIES

          Aggregate purchases and aggregate proceeds from sales of securities for the fiscal year ended October 31, 2000 were as follows:

                                         PURCHASES          PROCEEDS
                                        ------------      ------------
          Long-term securities:         $248,179,441      $200,020,788

4.   PORTFOLIO CONCENTRATIONS

          Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

5.   UNREALIZED APPRECIATION (DEPRECIATION) -- TAX BASIS

          At October 31, 2000, the cost of securities for federal income tax purposes was $225,817,360 and the net unrealized appreciation based on that cost were as follows:

          Unrealized appreciation       $ 39,353,180
          Unrealized depreciation        (27,823,390)
                                         -----------
          Net unrealized appreciation   $ 11,529,790
                                        ============

6.   LINE OF CREDIT

          The Investment Company has a Line of Credit Arrangement ("LOC") with State Street Bank and Trust Company, to be used for extraordinary or emergency purposes, primarily to cover redemption payments. The Fund's borrowings cannot exceed 20% of its net assets. Combined borrowings of all Funds cannot exceed the $75 million limit on the total line of credit. The Fund is subject to the annual fees and interest on the unpaid balance based on prevailing market rates as defined in the LOC. The Fund did not incur such borrowings during the year.

                                                         FREMONT MUTUAL FUNDS 11

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                           TAX DESIGNATION (UNAUDITED)

In accordance with the Internal Revenue Code, the Fund is making the following designation:

CORPORATE DIVIDEND RECEIVED DEDUCTIONS:  2%

LONG-TERM CAPITAL GAIN DISTRIBUTIONS:  $915,531

PLEASE REFER TO THE 2000 1099S FOR PURPOSES OF FILING TAX RETURNS.


12 FREMONT MUTUAL FUNDS

FREMONT FUNDS
50 Beale Street, Suite 100
San Francisco, CA 94105

www.fremontfunds.com

Distributed by First Fund Distributors, Inc., San Francisco, CA 94105
BR008b-0012